Aristotle Strategic Credit Fund
Ticker Symbol: ARSSX
A series of Investment Managers Series Trust

Supplement Dated August 31, 2015
To the Summary Prospectus, Prospectus, and Statement of Additional Information
dated December 31, 2014

Effective August 31, 2015, Michael Hatley is no longer a portfolio manager of the Fund. All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to Michael Hatley are hereby removed.  The remaining portfolio managers of the Fund, Douglas Lopez, CFA, and Terence Reidt, CFA, will assume Mr. Hatley’s portfolio management responsibilities with respect to the Fund.

Please retain this Prospectus Supplement with your records.